UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

          April 14, 2009
Date of report (Date of earliest event reported)

          Universal Insurance Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-20848	65-0231984
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

1110 W. Commercial Blvd. Suite 100, Fort Lauderdale, Florida 33309
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:	(954) 958-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 8.01          Other Events.

Universal Insurance Holdings, Inc. (the “Company”) is currently preparing an application to the Texas Department of Insurance to form a separate property and casualty insurance subsidiary to write homeowners insurance coverage in that State. In connection with the proposed filing, on March 27, 2009, the Company’s subsidiary, Universal Property and Casualty Insurance Company (“UPCIC”), withdrew its application to be licensed in the State of Texas. The Company expects to complete and file the application within the next several weeks.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 14, 2009	Universal Insurance Holdings, Inc.

/s/	James M. Lynch
James M. Lynch
Executive Vice President